Accounting Policies, by Policy (Policies)	12 Months Ended
Dec. 31, 2025
Accounting Policies [Abstract]
Use of estimates
a.	Use of estimates:

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The most significant assumptions are used with respect to the impairment analysis of goodwill and other identifiable intangible assets, the net realizable value of inventory, the recognition of a deferred tax asset, and the applicable valuation allowance. Actual results could differ from those estimates.

Financial statements in U.S. dollars
b.	Financial statements in U.S. dollars:

A substantial portion of the Company’s revenues and all of its subsidiaries’ revenues is denominated in U.S. dollars (“dollars”). The Company’s management believes that the dollar is the primary currency of the economic environment in which the Company operates. Thus, the functional and reporting currency of the Company is the dollar. Accordingly, monetary accounts maintained in currencies other than the dollar are re-measured into dollars in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 830, Foreign Currency Matters. All transaction gains and losses from the measurement of monetary balance sheet items are reflected in the statement of operations as financial income or expenses as appropriate.

Principles of consolidation
c.	Principles of consolidation:

The consolidated financial statements include the accounts of the Company and its subsidiaries. Intercompany transactions and balances, including profits from intercompany sales not yet realized outside the Company, were eliminated upon consolidation.

Cash equivalents
d.	Cash equivalents:
Cash equivalents are short-term highly liquid investments with original maturities of less than three months from date of purchase.
Restricted bank deposits
e.	Restricted bank deposits:

Restricted bank deposits are deposits related to guaranties to customers and customs. Restricted deposits are presented at their cost. All restricted bank deposits are short term in nature.

Inventory
f.	Inventory:

The inventory is valued at the lower of cost or net realizable value. Cost is determined using the moving average cost method. In 2025 and 2024, inventory write-down amounted to $784 and $563, respectively. Inventory write-offs and write-downs are provided to cover risks arising from slow-moving items or technological obsolescence.

Property and equipment, net
g.	Property and equipment, net:

Property and equipment are stated at cost, net of accumulated depreciation. Depreciation is calculated by using the straight-line method over the estimated useful lives of the assets, at the following annual rates:

	%

Computers and software	20 - 33	(Mainly 33)
Machines	7-33
Office furniture and equipment	6 - 15	(Mainly 6)
Leasehold improvements	Over the shorter of the period of the lease or the life of the assets
Motor vehicles	15
Buildings	4

Business combination
h.	Business combination:

The consolidated financial statements include the operations of an acquired business from the date of the acquisition’s consummation. Acquired businesses are accounted for using the acquisition method of accounting in accordance with ASC 805, “Business Combinations”, which requires, among other things, that most assets acquired, and liabilities assumed be recognized at their estimated fair values as of the acquisition date.

Transaction costs are expensed as incurred. Any excess of the consideration transferred over the assigned values of the net assets acquired is recorded as goodwill. Contingent consideration incurred in a business combination is included as part of the acquisition price and recorded at a probability weighted assessment of its fair value as of the acquisition date. The fair value of the contingent consideration is re-measured at each reporting period, with any adjustments in fair value recognized in earnings.

Impairment of long-lived assets and intangible assets subject to amortization
i.	Impairment of long-lived assets and intangible assets subject to amortization:

The Company’s long-lived assets are reviewed for impairment in accordance with ASC 360-10, Accounting for the Impairment or Disposal of Long-Lived Asset, whenever events or changes in circumstances indicate that the carrying amount of an asset (or asset group) may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset (or asset group) to the future undiscounted cash flows expected to be generated by the assets (or asset group). If such assets are considered to be impaired, the impairment to be recognized is measured as the amount by which the carrying amount of the assets exceeds their fair value.

Intangible assets with finite lives are amortized using the straight-line basis over their useful lives, to reflect the pattern in which the economic benefits of the intangible assets are consumed or otherwise used up. As of December 31, 2025, the remaining intangible assets were comprised mainly of distribution rights.

For the year ended December 31, 2025, no impairment losses were identified with respect to intangible assets.

For the year ended December 31, 2024, the Company recognized an impairment loss in the amount of $189, with respect to intangible assets related to distribution rights acquired in 2023 as part of the acquisition of Proteus (see Note 3 below).

The impairment was made due to a certain representative announcement that it will not market its components through the Company starting November 16, 2024.

In addition, for the year ended December 31, 2024, the Company recognized an impairment in the amount of $277 regarding the remaining balance of “Customer relationship and Non-competition” related to the 2022 Dagesh acquisition.

Amortization is calculated by using the straight-line method over the estimated useful lives of the assets, at the following annual rates:

Periods

Customer relationship	8.8
Non-competition	4
Distribution rights	8.8

Goodwill
j.	Goodwill:

Goodwill represents excess of the costs over the net assets of businesses acquired. Under ASC 350, Intangibles - Goodwill and Other (“ASC 350”), goodwill is not amortized but instead is tested for impairment at least annually or whenever events or changes in circumstances indicate that the carrying amount of goodwill may not be recoverable.

The Company performs its annual impairment analysis of goodwill as of December 31 of each year, or more often if indicators of impairment are present. The provisions of ASC 350 require that the impairment test be performed on goodwill at the level of the reporting unit. As required by ASC 350, the Company chooses either to perform a qualitative assessment whether a goodwill impairment test is necessary or proceeds directly to the goodwill impairment test. Such determination is made for each reporting unit on a stand-alone basis. The qualitative assessment includes various factors such as macroeconomic conditions, industry and market considerations, cost factors, overall financial performance, earnings multiples, gross margin and cash flows from operating activities and other relevant factors. When the Company chooses to perform a qualitative assessment and determines that it is more likely than not (more than 50 percent likelihood) that the fair value of the reporting unit is less than its carrying value, then the Company proceeds to the goodwill impairment test. If the Company determines otherwise, no further evaluation is necessary.

When the Company decides or is required to perform the goodwill impairment test, the Company compares the fair value of the reporting unit to its carrying value and an impairment charge is recognized for the amount by which the carrying amount exceeds the reporting unit’s fair value, if any.

The Company operates in three operating-based segments: the Intelligent Robotics division, the RFID division and the Supply Chain Solutions division. The Company’s goodwill was originally related to two different reporting units: the RFID division segment and the Intelligent Robotics, each of which represents a whole separate reporting unit. However, as of December 31, 2025 and 2024, there is a balance of goodwill related only to the RFID Division.

Under the RFID Division segment there is one reporting unit with an allocated goodwill amount of approximately $ 2,988 (after the impairment loss). The Company performed an impairment analysis as of December 31, 2024, using the income approach and concluded that the carrying value of such reporting unit exceeds its fair value and accordingly the analysis resulted in an impairment loss of goodwill with respect to such unit in the amount of $707.

Due to certain negative factors such as decrease in revenue and profit. The Company performed an impairment analysis at an interim date as of June 30, 2025, and concluded that the carrying value of such reporting unit exceeds its fair value, accordingly the analysis resulted in an impairment loss of goodwill with respect to such unit in the amount of $700, The interim impairment test was based on a valuation performed internally by management.

The annual analysis, as of December 31, 2025, resulted an additional impairment loss of goodwill with respect to such unit in the amount of $500, totaling an aggregate goodwill impairment loss for the year ended December 31, 2025, in the amount of $1,200, related to this reporting unit. The annual impairment test was based on a valuation performed by management with the assistance of a third-party independent appraiser.

The most significant assumptions and judgements used in the discounted cash flow model under the income approach for both 2025 impairment test were four years of projected cash flows including future revenues, expenses and capital expenditures, estimated weighted average cost of capital and short-term and long-term growth rate and market conditions. The measurement of fair value of reporting units as part of goodwill impairment analysis is classified under Level 3 within the fair value hierarchy.

Severance pay
k.	Severance pay:

The Company’s liability for severance pay for its Israeli employees is calculated pursuant to the Israeli Severance Pay Law - 1963 (the “Israeli Severance Pay Law”), based on the most recent salary of the employees multiplied by the number of years of employment as of the balance sheet date. Employees employed for a period of more than one year are entitled to one month’s salary for each year of employment or a portion thereof. The Company’s liability for its Israeli employees is mostly covered by insurance or pension policies designed solely for distributing severance pay.

Most of the Company’s employees are subject to Section 14 of the Israeli Severance Pay Law. The Company’s contributions towards severance pay, for Israeli employees subject to this section, have replaced its severance obligation. Upon contribution of the full amount of the employee’s monthly salary for each year of service, no additional calculations are conducted between the parties regarding the matter of severance pay and no additional payments are required to be made by the Company to the employee in respect of severance pay. Further, the related obligation and amounts deposited on behalf of the employee for such obligation are not stated on the balance sheet, as the Company is legally released from the obligation to employees once the deposit amounts have been fully paid.

Severance expenses for years 2025, 2024 and 2023 amounted to $853, $332, and $417, respectively.

Revenue recognition
l.	Revenue recognition:

In accordance with ASC 606, the Company determines revenue recognition through the following five steps:

●	Identification of the contract, or contracts, with a customer;
●	Identification of the performance obligations in the contract;
●	Determination of the transaction price;
●	Allocation of the transaction price to the performance obligations in the contract; and
●	Recognition of revenue when, or as, the Company satisfies a performance obligation.

A contract with a customer exists when all of the following criteria are met: the parties to the contract have approved it (in writing, orally, or in accordance with other customary business practices) and are committed to perform their respective obligations, the Company can identify each party’s rights regarding the distinct goods or services to be transferred (“performance obligations”), the Company can determine the transaction price for the goods or services to be transferred, the contract has commercial substance and it is probable that the Company will collect substantially all of the consideration to which it will be entitled in exchange for the goods or services that will be transferred to the customer.

The transaction price represents the amount of consideration to which the Company expects to be entitled in exchange for transferring promised goods or services to a customer. The consideration promised in a contract with a customer may include fixed amounts, variable amounts, or both. Variable consideration is included in the transaction price only if it is not considered constrained (i.e. it is considered probable that a significant reversal in the amount of cumulative revenue recognized will not occur).

Revenue is recognized when, or as, the Company satisfies a performance obligation by transferring a promised good or service to a customer. A product is transferred when, or as, the customer obtains control of that product, and a service is considered transferred as the services are received and used by the customers.

The Company transfers control of a good or service over time and, therefore, satisfies a performance obligation and recognizes revenue over time, if any of the following criteria is met: a. The customer simultaneously receives and consumes the benefits provided by the Company’s performance as the Company performs, b. The Company’s performance creates or enhances an asset (for example, work in process) that the customer controls as the asset is created or enhanced, or c. The Company’s performance does not create an asset with an alternative use and the Company has an enforceable right to payment for performance completed to date. If none of the above criteria for satisfying a performance obligation over time are met, the performance obligation is considered as satisfied at a point in time (such as upon shipment of a completed robotics and automation project).

Revenues are recorded in the amount of consideration to which the Company expects to be entitled in exchange for performance obligations upon transfer of control to the customer. If a contract contains a single performance obligation, the entire transaction price is allocated to the single performance obligation. With respect to contracts that contain multiple performance obligations such as different products or products and services the Company performs an allocation of the transaction price to each performance obligation based on a relative standalone selling price basis.

For arrangements that involve the delivery or performance of multiple products or products sold with service contracts, the Company analyzes whether the goods or services that were promised to the customer are distinct. A good or service promised to a customer is considered ‘distinct’ if both of the following criteria are met: (a) the customer can benefit from the goods or service, either on its own (i.e. without any professional services, updates or technical support) or together with other resources that are readily available to the customer; and, (b) the Company’s promise to transfer the goods or services to the customer is separately identifiable from other promises in the contract.

Revenues from service contracts sold to customers within a single contractually binding arrangement together with products, were determined to be distinct and therefore, are accounted for revenue recognition purposes, as a separate performance obligation. Accordingly, the amount attributed to the service contract is deferred and recognized over time, on a straight-line basis over the contract’s period, as the services are mostly time-based support services.

The Company records revenues net of any value added or sales tax.

In accordance with ASC 606, the Company’s revenues are recognized as follows:

1.	The Company generates its revenues primarily from the direct sale to customers of products such as electromechanical components and Automatic Identification Data Capture hardware manufactured by third parties. Revenues from sales of products are recognized at the point of time when the control of the product is transferred to the customer, mostly upon delivery to the customer, either at the Company’s premises, upon transfer to the customer’s carrier or upon delivery to the customer’s premises, as applicable to each contract.
2.	Revenues from service contracts are recognized over the contract’s period (for time-based services) or based on the amount of work performed (for on-site inventory count and similar services). Renewals of service support contracts create new performance obligations that are satisfied over the term with the revenues recognized ratably over the renewal period.
3.	Revenues from a robotics and automation projects are recognized at a point in time when a project is finally completed and the installation has been successfully carried out, as the control of such project is not eligible to be considered as transferred over time.
4.	Deferred revenues include unearned amounts received from customers (see Note 10) but not yet recognized as revenues.

For the years ended December 31, 2025, 2024 and 2023 the Company recognized revenue of approximately $1,876, $1,707 and $1,770, respectively, that was included in the deferred revenue balance at the beginning of each reporting period. As of December 31, 2025, the aggregate amount allocated to remaining unsatisfied performance obligations (deferred revenue) that the Company expects to recognize as revenue in future periods is $3,415 of which, $3,129 (92%) is expected to be recognized over the next 12 months (and presented as short-term balance), and the remainder amount of $286 is expected to be recognized through 2027.

Income taxes
m.	Income taxes:

The Company and its subsidiaries account for income taxes in accordance with ASC 740, “Income Taxes” (“ASC 740”). ASC 740 prescribes the use of the liability method whereby deferred tax assets and liability account balances are determined based on the differences between the financial reporting and the tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company and its subsidiaries provide a valuation allowance, if necessary, to reduce deferred tax assets to the amounts that are more likely than not to be realized. Interest expense and potential penalties related to income taxes are included in the tax expense line item of the Company’s Consolidated Statements of Operations.

The Company implements a two-step approach to recognizing and measuring uncertain tax positions accounted for in accordance with ASC 740. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates it is more likely than not that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount which is more than 50% likely of being realized upon ultimate settlement.

Concentrations of credit risk and allowance for credit losses
n.	Concentrations of credit risk and allowance for credit losses:

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalents, restricted cash, bank deposits, trade receivables, and other accounts receivable.

The trade receivables of the Company are derived from sales to customers located primarily in Israel, India , Europe and America. The Company generally does not require collateral, however a part of the Company’s customers outside of Israel are insured against customer nonpayment, through the Israeli Credit Insurance Company Ltd.

In certain circumstances, the Company may require letters of credit, other collateral, additional guarantees, or advanced payments. An allowance for credit loss is determined with respect to specific debts that are doubtful of collection, in order to reflect the expected credit losses on accounts receivable balances. Judgment is required in the estimation of the allowance for credit losses and the Company evaluates the collectability of its accounts receivable based on a combination of factors including, among other things, the past experience with the customers, the length of time that the balance is past due using an aging schedule, the customer’s current ability to pay and its creditworthiness using all available information about the credit risk of such customer taking into consideration the current business environment. If the Company becomes aware of a customer’s inability to meet its financial obligations, a specific allowance is recorded to reduce the net receivable to the amount reasonably believed to be collectible from such customer.

Accounts receivables are written off against the allowance for uncollectible accounts when the Company determines that these amounts are to be considered as no longer collectible.

The expenses (income) related to the allowance for credit loss for the years ended December 31, 2025, 2024 and 2023 was $60, ($209) and $205, respectively.

Contingencies
o.	Contingencies

The Company and its subsidiaries are involved in certain legal proceedings that arise from time to time in the ordinary course of their business and in connection with certain agreements with third parties. Except for income tax contingencies, the Company records accruals for contingencies to the extent that the management concludes that the occurrence is probable and that the related liabilities are estimable. Legal expenses associated with contingencies are expensed as incurred.

Derivative financial instruments
p.	Derivative financial instruments:

ASC 815, “Derivatives and Hedging”, requires the presentation of all derivatives as either assets or liabilities on the balance sheet and the measurement of those instruments at fair value. For derivative instruments that are designated and qualify as a cash flow hedge (i.e., hedging the exposure to variability in expected future cash flows that is attributable to a particular risk) the Company applied the following:

Recognize the entire changes in fair value of the derivative instruments designated for hedging purposes that were determined as qualifying for hedging purposes (including the ineffective components of the hedging relationship) as a component of OCI, net of tax., such amounts are reclassified into earnings in the same period or periods during which the hedged transaction affects earnings.

Other derivatives which do not qualify for hedge accounting, or which have not been designated as hedging instruments, are recognized in the balance sheet at their fair value, with changes in the fair value carried to the statements of income as incurred in financing income (expenses), net.

During the reporting periods the Company’s activity with derivative instruments was insignificant.

Basic and diluted net income per share
q.	Basic and diluted net income per share:

Basic net income per share is calculated by dividing the net income for the year applicable to ordinary shareholders, by the weighted average number of Ordinary Shares outstanding during each year. Diluted net income per share is calculated based on the weighted average number of Ordinary Shares outstanding during each year, plus the potential dilution to Ordinary Shares considered outstanding during the year due to potential shares from the exercise of stock options or warrants, in accordance with ASC 260, Earning per Share. In computing diluted income per share, the average share price for the period is used in determining the number of shares assumed to be purchased from the exercise of options or warrants.

The total number of Ordinary Shares related to outstanding options and warrants that was excluded from the calculations of diluted net earnings per share, since they were determined to have an anti-dilutive effect, was 0, 462,500 and 462,500 for the years ended December 31, 2025, 2024, and December 31, 2023, respectively.

Accounting for share-based compensation
r.	Accounting for share-based compensation:

The Company accounts for equity-based compensation in accordance with ASC 718, Stock Compensation (“ASC 718”), which requires the recognition of compensation expenses based on estimated fair values for all equity-based awards made to employees and directors.

ASC 718 requires companies to estimate the fair value of equity-based payment awards on the date of grant using an option pricing model. The value of the portion of the award that is ultimately expected to vest is recognized as an expense over the requisite service periods in the Company’s consolidated statements of operations.

The Company recognizes compensation expenses for the value of its awards granted based on the straight-line method over the requisite service period of each of the awards, net of estimated forfeitures. Forfeitures are estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates. Estimated forfeitures are based on actual historical pre-vesting forfeitures. The Company considers many factors when estimating forfeitures, including employee class and historical experience.

The Company estimates the fair value of stock options granted using the Black-Scholes option pricing model. The option-pricing model requires a number of assumptions, of which the most significant are expected stock price volatility and the expected option term. Expected volatility was calculated based upon actual historical stock price movements over the most recent periods ending on the date of grant, equal to the expected option terms. The expected option term represents the period that the Company’s stock options are expected to be outstanding and was determined based on the simplified method permitted by the SEC’s Staff Accounting Bulletin (“SAB”) No.107 and extended by SAB 110 as the average of the vesting period and the contractual term. The Company currently uses the simplified method as adequate historical experience is not available to provide a reasonable estimate.

The risk-free interest rate is based on the yield from U.S. Treasury zero-coupon bonds with an equivalent term. The Company has historically not paid dividends and has no foreseeable plans to pay dividends.

The fair value for options granted in years 2025, 2024 and 2023 was estimated on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions:

	Year ended December 31,
	2025	2024	2023

Risk-free interest	4.06%	4.33%	3.93%
Dividend yields	0	0	0
Volatility	35%	21%	42%
Expected option term	3.5 years	3.5 years	3.5 years

Fair value of measurements
s.	Fair value of measurements:

The Company measures fair value and discloses fair value measurements for financial assets and liabilities.

The Company also measures certain non-financial assets, consisting mainly of a certain reporting unit that include goodwill and intangible assets at fair value on a nonrecurring basis. These items are adjusted to fair value when they are considered to be impaired (see Note 8). Due to certain negative factors such as a decrease in revenue and profit the Company performed an impairment analysis at an interim date as of June 30, 2025 and concluded that the carrying value of such reporting unit exceeds its fair value. Accordingly, the analysis resulted in an impairment loss of goodwill with respect to such unit in the amount of $700. The interim impairment test was based on a valuation performed internally by management.

As of December 31, 2025, the Company measured the fair value of one reporting unit with allocated goodwill in an amount of $ 3,488 that was allocated to a certain reporting unit. As of December 31, 2025, the analysis resulted in an impairment loss of goodwill with respect to such unit in the amount of $500, totaling an aggregate goodwill impairment loss for the year ended December 31, 2025 in the amount of $1,200, related to this reporting unit. The most significant assumptions used for the income approach for the June 2025 and December 2025 impairment test were four years of projected net cash flows, estimated weighted average cost of capital and a long-term growth rate.

The Company applies ASC 820, “Fair Value Measurements and Disclosures” (“ASC 820”), pursuant to which fair value is defined as the price that would be received in consideration for the sale of an asset or paid for the transfer of a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Company uses various valuation approaches. ASC 820 establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs that market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Company.

Unobservable inputs are inputs that the Company assumes market participants would use in pricing the asset or liability developed based on the best information available under the circumstances.

The fair value hierarchy is broken down into three levels based on the inputs as follows:

Level 1 -	Quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company can access at the measurement date.
Level 2 -	Valuations based on one or more quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3 -	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The carrying amounts of the financial instruments included in the working capital of the Company (cash and cash equivalents, restricted bank deposits, trade receivables, other accounts receivable, trade payables, and other accounts payable) approximate their fair values due to the short-term maturities of such instruments.

The carrying value of long term loans is considered approximate to its fair value as their terms (mainly the interest rate) is considered close to current market terms.

Cost of revenues Selling, marketing, general, and administrative
t.	Cost of revenues, selling, marketing, general and administrative

Cost of revenues consist primarily of salaries, salary related expenses and costs of contractors and materials.

Robotics and automation project’s costs include direct material, labor, and indirect costs.

Selling, marketing, general, and administrative costs are charged to expense as incurred.

Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined.

Research and development costs
u.	Research and development costs
Research and development costs (other than computer software related expenses) are expensed as incurred.
Leases
v.	Leases

The Company entered into several non-cancelable lease agreements for real estate (mainly offices, warehouses and base sites), and vehicles for use in its operations, which are classified as operating leases.

In accordance with ASC 842, the Company determines if an arrangement is a lease at inception. Under the ASC 842, arrangements meeting the definition of a lease are classified as operating or financing leases. A classification of a lease is determined based on the following criteria:

1.	The lease transfers ownership of the underlying asset to the lessee by the end of the lease term.
2.	The lease grants the lessee an option to purchase the underlying asset that the lessee is reasonably certain to exercise.
3.	The lease term is for the major part of the remaining economic life of the underlying asset (Generally, 75% or more of the remaining economic life of the underlying assets).
4.	The present value of the sum of the lease payments and any residual value guaranteed by the lessee equals or exceeds substantially all of the fair value of the underlying asset (generally, 90% or more of the fair value of the underlying asset).
5.	The underlying asset is of such a specialized nature that it is expected to have no alternative use to the lessor at the end of the lease term.

If any of these five criteria is met, the lease is classified as a finance lease. Otherwise, the lease is classified as an operating lease.

Leases are recorded on the consolidated balance sheet as both a right of use asset and a lease liability, calculated by discounting fixed lease payments over the lease term at the rate implicit in the lease or the Company’s incremental borrowing rate. Lease liabilities are increased by interest and reduced by payments each period, and the right of use asset is amortized over the lease term. For operating leases, interest on the lease liability and the amortization of the right of use asset results in straight-line rent expense over the lease term. Variable lease expenses if any, are recorded when incurred.

The Company elected the short-term lease recognition exemption for all leases that qualify (leases with a term shorter than 12 months). For those leases, right-of-use assets or lease liabilities are not recognized and rent expense is recognized on a straight-line basis over the lease term.

The Company had no material finance leases throughout the reporting periods

Accounting Pronouncements Adopted During the Current Year Improvements to Income Tax Disclosures
w.	Accounting Pronouncements Adopted During the Current Year

Improvements to Income Tax Disclosures

In December 2023, the FASB issued ASU 2023-09 on Improvements to Income Tax Disclosures that require greater disaggregation of income tax disclosures to the income tax rate reconciliation and income taxes paid. The updates are effective for annual periods beginning after December 15, 2024.

The Company adopted ASU 2023-09 for the year ended December 31, 2025, and applied the new disclosure requirements prospectively to the current annual period. Prior period disclosures have not been adjusted to reflect the new disclosure requirements. The adoption of this guidance did not have material effect on the consolidated financial statements other than the addition of certain disclosure – see Note 14 below.

Recently issued accounting pronouncements, not yet adopted
x.	Recently issued accounting pronouncements, not yet adopted
1.	In November 2024, the FASB issued ASU 2024-03 on Disaggregation of Income Statement Expenses that enhances disclosure of certain costs and expenses to provide enhanced transparency into the expenses presented in the income statement. The updates are effective for annual periods beginning after December 15, 2026, and may be applied either (1) prospectively to financial statements issued for reporting periods after the effective date of this ASU or (2) retrospectively to all prior periods presented in the financial statements. The Company intends to apply the guidance in fiscal year 2027. The Company is currently assessing the impact of the disclosure of this standard.
2.	In July 2025, the FASB issued ASU 2025-05, Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses for Accounts Receivable and Contract Assets (ASU 2025-05), which provides a practical expedient when estimating credit losses on accounts receivable and contract assets arising from transactions accounted for under ASC 606, Revenue from Contracts with Customers. Under this practical expedient, an entity is allowed to assume that the current conditions it has applied in determining credit loss allowances for current accounts receivable and current contract assets remain unchanged for the remaining life of those assets. ASU 2025-05 is effective for annual periods beginning after December 15, 2025, and interim periods within those annual reporting periods. The Company is currently assessing the impact of the disclosure of this standard.
3.	In September 2025, the FASB issued ASU 2025-06, Intangibles—Goodwill and Other—Internal-Use Software (Topic 350-40): Targeted Improvements (ASU 2025-06). ASU 2025-06 provides updated guidance clarifying the capitalization of costs related to internal-use software, including enhanced guidance on cloud computing arrangements. ASU 2025-06 is effective for annual periods beginning after December 15, 2027, and interim periods within those fiscal years, with early adoption permitted. The Company is currently evaluating this guidance to determine the impact it may have on its consolidated financial statements